                                                                    Exhibit 99.2

                          CHARTER ONE FINANCIAL, INC.

                          ALBANK FINANCIAL CORPORATION

[CHARTER ONE FINANCIAL, INC.(R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]


                             MERGER PRESENTATION

                                JUNE 15, 1998

                           FORWARD-LOOKING INFORMATION

     This presentation contains estimates of future operating results for 1998 for both Charter One Financial, Inc. and ALBANK Financial Corporation on a stand-alone and pro forma combined basis, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the Merger cannot be fully realized or realized within the expected time frame; (2) revenues following the Merger are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) costs or difficulties related to the integration of the business of Charter One Financial, Inc. and ALBANK Financial Corporation are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business are less favorable than expected, and (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.


[CHARTER ONE FINANCIAL, INC.(R)-LOGO]        [ALBANK FINANCIAL CORPORATION-LOGO]

COFI MERGER HISTORY

POST COFI IPO (1/88)                                      PRE COFI/IPO
--------------                                            ------------

  1998  CS Financial (pending)                            7 Ohio Institutions
  1997  RCSB Financial
  1997  Haverfield
  1996  First Nationwide
  1995  FirstFed Michigan
  1995  ICX Corporation (leasing)
  1994  Citizen's Equitable
  1993  Women's Federal
  1992  1st American
  1991  1st Fed Toledo
  1991  Civic Savings
  1990  Broadview Savings
  1989  Western Reserve
  1989  1st Fed Akron



[CHARTER ONE FINANCIAL, INC.(R)-LOGO]       [ALBANK FINANCIAL CORPORATION-LOGO]

                               SHARE PRICE GROWTH


                   COFI STOCK HAS OUTPERFORMED S&P 500 INDEX

                        COMPOUNDED ANNUAL TOTAL RETURN:
                                   COFI - 38%
                                 S&P 500 - 19%

                   12-88      12-89     12-90      12-91      12-92     12-93      12-94      12-95     12-96      12-97      3-98
36                                                                                                                           $33.47

31

26

21

16

11
                                                                                                                             S&P 500
6                                                                                                                            $7.13

1     I.P.0. $1.16

               QUARTER CLOSE, ADJUSTED FOR STOCK SPLITS/DIVIDENDS


      *S&P 500 Index relative to COFI share price; data source - Bloomberg

[CHARTER ONE FINANCIAL, INC.(R)-LOGO]        [ALBANK FINANCIAL CORPORATION-LOGO]

                              COFI EARNINGS GROWTH

              COFI EARNINGS HAVE BEEN ACCELERATED THROUGH MERGERS

                    COMPOUNDED ANNUAL EARNINGS GROWTH OF 18%

                         1998    1989    1990    1991    1992    1993    1994    1995    1996    1997    3/98*
Per Share

$2.00

$1.75

$1.50

$1.25

$1.00

$0.75

$0.50

$0.25



COFI                     $0.41   $0.52   $0.56   $0.95   $1.00   $1.21   $1.32   $1.25   $1.64   $1.86   $1.94*

FIRST AKRON, WESTERN

BROADVIEW

CIVIC

TOLEDO

FIRST AMERICAN

WOMEN'S FEDERAL

FIRSTFED MICHIGAN

HAVERFIELD

RCSB FINANCIAL

      Based on originally reported operating earnings, adjusted for stock splits/dividends.

                   * Annualized based on 1st Q 1998 earnings.


[CHARTER ONE FINANCIAL, INC.(R)-LOGO]        [ALBANK FINANCIAL CORPORATION-LOGO]

                              SUPERIOR EFFICIENCY

               COFI EFFICIENCY RATIO HAS BEEN ENHANCED BY MERGERS

                         1988    1989    1990    1991    1992    1993    1994    1995    1996    1997    3-98
75%

70%

65%

60%

55%

50%

45%

40%


COFI                     71%     70%     66%     60%     57%     51%     50%     49%     42%     46%     44%

FIRST AKRON, WESTERN

BROADVIEW

CIVIC

TOLEDO

FIRST AMERICAN

WOMEN'S FEDERAL

FIRSTFED MICHIGAN

HAVERFIELD

RCSB

   OTHER EXPENSES (EXCL GOODWILL) DIVIDED BY NET INTEREST INCOME PLUS OTHER
                           INCOME (EXCL GAIN ON SALE)

        Prior period ratios have not been restated to reflect poolings.


[CHARTER ONE FINANCIAL, INC.(R)-LOGO]        [ALBANK FINANCIAL CORPORATION-LOGO]

                              SUPERIOR EFFICIENCY

NET INCOME PER EMPLOYEE FOR SELECTED BANKS & THRIFTS*

FITB             65 K            HBAN      37 K
COFI             61 K            PHBK      31 K
WAMU             53 K            ALBK      27 K
STB              49 K            TCB       27 K
KEY              38 K            NCC       27 K
MTB              37 K   INDUSTRY AVG       36 K



*Based on 1st Qtr 1998, annualized

[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                        SNAPSHOT OF COFI/ALBK COMBINATION

-    Unitary thrift holding company

-    332 retail banking offices - OH, MI, western and upstate NY, MA & VT

-    39 loan offices in 13 states

-    Indirect auto lending in 8 states

-    $5.3 B market cap (3rd highest thrift)


[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                        SNAPSHOT OF COFI/ALBK COMBINATION

-    $24 B assets (4th largest thrift)

-    7.6% equity/assets

-    $14 B deposits @ 4.28%

-    1.9 M deposit accounts

-    705,000 DDAs

-    460,000 debit cards outstanding

-    1.1 M households

[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                          223 RETAIL BANKING LOCATIONS
                                      COFI

                       [Map of Retail Banking Locations]



             OH
Charter One Bank (102)
         Akron/Canton (23)
         Metro Cleveland (51)
         Portsmouth (2)
         Toledo (20)
         Youngstown (6)
             MI
First Federal of Michigan(83)
         Lansing (4)
         Kalamazoo (4)
         Metro Detroit (75)
             NY
Rochester Community Savings Bank (38)
         Buffalo (17)
         Rochester (21)


[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                          332 RETAIL BANKING LOCATIONS
                                  COFI & ALBK


                     [map of 332 Retail Banking Locations]

             OH
Charter One Bank (102)
         Akron/Canton (23)
         Metro Cleveland (51)
         Portsmouth (2)
         Toledo (20)
         Youngstown (6)
             MI
First Federal of Michigan (83)
         Kalamazoo (4)
         Lansing (4)
         Metro Detroit (75)
             NY
Rochester Community Savings Bank (38)
         Buffalo (17)
         Rochester (21)
             VT    MA
Albank (109)
         Albany (28)
         Binghamton (16)
         Newburg (17)
         Rutland (5)
         Springfield (9)




[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                                 DEAL ECONOMICS

-    Total value approx $1 B, 29.6 M shares to be issued

-    2.58x ALBK book value, 24.5 ALBK 1998 IBES EPS

-    Breaks even on cost saves alone

-    Accretive to stated book value

-    One-time charges/costs of $40 to 50 M, after tax


[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                                  DEAL PRICING

                           ALBK/COFI      RECENT THRIFT         COFI
                           MERGER(a)       MERGERS (c)       STAND-ALONE
                         ------------     -------------     -------------
Price to 1998 IBES (b)     24.5 X            24.2 X            16.2 X

Price / book value         2.58 X            3.20 X            3.04 X

Price / tangible book      3.30 X            3.53 X            3.26 X

Premium to deposits           22%               31%              N/A

         (a) Based on COFI closing price of $34.06 on June 12, 1998
         (b) Based on the median IBES estimate on June 12, 1998
         (c) Median for 1998 thrift pooling deals greater than $500 million




[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                                 DEAL STRUCTURE

-    Tax-free exchange

-    2.16 COFI shares for every ALBK share

-    Pooling of interests accounting

- 3 ALBK directors join COFI board, incl CEO Herbert Chorbajian who becomes a Vice Chairman


[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                                   DEAL STATUS

-    Due diligence completed

-    Definitive agreement signed

-    Pending regulatory & shareholder approval

-    Targeting completion 4th Q 1998





[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                               STRATEGIC BENEFITS

-    Market extension opportunity

     -    ALBANK is a natural extension to Rochester/Buffalo franchise

     -    Creates a significant "Upstate NY" thrift with presence in MA and VT

     -    Levers COFI back office and western NY network

[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                               STRATEGIC BENEFITS

-    ALBK franchise

     -    Albany demographics similar to Rochester/Buffalo

     -    Terrific platform for COFI products

     - Strong transaction account balances provide significant fee revenue potential with COFI products

     -    $4.5 B mortgage market

[CHARTER ONE FINANCIAL CORPORATION(R)-LOGO]                                                 [ALBANK FINANCIAL CORPORATION-LOGO]

                               STRATEGIC BENEFITS


         - Provides significant deposit base

                  - Adds $3.5 B in deposits

                  - 46% core

                  - Adds 134,000 DDAs

                  - Adds 270,000 households

                  - Loan to deposit ratio of 79% is ideal
                    for excess asset generator

                  - Low cost of deposits @ 4.05%

                  - Strong market share


[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                               STRATEGIC BENEFITS


         - Reduce overall cost of deposits

                  COFI     $10.5 B  4.36%
                  ALBK       3.5 B  4.05%
                           -------
                           $14.0 B  4.28%
                           =======


         - Strong deposit market share

                  - #3 in Albany County      -14% share
                  - #5 in Upstate NY         - 7% share
                  - #5 in Vermont            - 6% share



[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                               STRATEGIC BENEFITS


- Improve funding mix

                                                         PRO FORMA
                   COFI               ALBK                COMBINED
               ------------       -----------           ------------

Deposits       $ 10.5 B 60%       $ 3.5 B 97%           $ 14.0 B 66%

Borrowings        7.0 B 40%          .1 B  3%              7.1 B 34%
               --------           -------               --------
               $ 17.5 B           $ 3.6 B               $ 21.1B
               ========           =======               ========


Loans/deposits    122%               79%                   111%



[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                               STRATEGIC BENEFITS

                              LOW INTEGRATION RISK



         - Data processing systems compatible

                  - common IBM architecture and platforms
                    facilitate speedy conversion

                  - minimizes Y2K exposure


         - Comparable product line is easy to convert

                  - no new business lines


         - Existing presence in NY fits nicely into regional model




[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                                 STRATEGIC PLAN

-    Realize 30-35% annual cost savings

-    Export COFI product sets and sales culture into ALBK branches

-    Utilize excess capital to help optimize balance sheet

-    Redeploy significant excess liquidity into retail lending

-    Complete operational conversion 4/1/99

-    Maintain one-bank structure for efficiency




[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                         PROJECTED COST SAVES/SYNERGIES

                          Targeting 30-35% of ALKB G&A

                                    30%               35%
                                    ------           -------
Salaries & benefits                 $ 20 M    to      $ 23 M
Professional services & other          7 M    to         8 M
Occupancy & equipment                  4 M    to         5 M
                                    ------           -------
    Benefit before tax              $ 31 M    to      $ 36 M
                                    ======           =======
    Benefit after tax               $ 20 M    to      $ 24 M
                                    ======           =======

[CHARTER ONE FINANCIAL, INC.(R)-LOGO]        [ALBANK FINANCIAL CORPORATION-LOGO]

                      DEAL BREAKS EVEN ON COST SAVES ALONE

                  1998        DILUTED                        EPS ON
                  IBES*       SHARES         EARNINGS      161 M SHARES
                  ------      -------      ----------      ------------
COFI              $2.10       131.6 M        $276.4 M
ALBK               3.00        13.7 M          41.1 M
                                           ----------
                                              317.5 M
Cost saves                                 20 to 24 M
                                           ----------
                                    $337.5 to 341.5 M     $2.10 to 2.12
                                    =================

---------------
*Based on the IBES median estimate on June 10, 1998.

[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                        ESTIMATED ONE-TIME MERGER COSTS

                                               After tax
                                             --------------
          Severance & benefits               $17 M to $22 M

          Duplicative systems & facilities     7 M to   9 M

          Transaction costs                   11 M to  13 M

          Other                                5 M to   6 M
                                             --------------
                                             $40 M to $50 M
                                             ==============

[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]


                               ACCRETIVE ELEMENTS

                             Beginning in Year 2000


                                                  After-tax
                                                Annual Benefit
                                                --------------
     Use COFI product set to increase retail
     fee banking revenue                         $  5 to   7 M

     Redeploy excess liquidity into loans
     (increase spread on $700M from 50
     to 100 bp)                                     2 to   5 M

     Leverage ALBK capital in excess of 6.5%
     ($100 M, to earn 75-125 bp pretax)             7 to  12 M
                                                 -------------
                                                 $ 14 to  24 M
                                                 =============
               Per diluted share (161 M)         $.09 to .15


[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                               ACCRETIVE ELEMENTS

                       INCREASE ALBK'S LENDING PRODUCTION

   -Introducing COFI products into ALBK network should result in increased originations.

   -COFI strategy emphasizes "energized assets"
    (non single-family lending)

   -COFI is an established excess asset
    generator

       --loan originations consistently exceed pay downs

[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                       COFI IS AN EXCESS ASSET GENERATOR

                 1998 LOAN PRODUCTION RUNNING AT RECORD LEVELS

                      1ST 5 MOS.            1998
                        1998            ANNUAL GOAL
                      -----------       ------------
Single family         $   2,532 M       $    4,000 M
Auto                        485 M              900 M
Consumer                    932 M            1,400 M
Comm'l & business           276 M              600 M
                      -----------       ------------
Energized assets          1,693 M            2,900 M
                      -----------       ------------
Total originations    $   4,225 M       $    6,900 M
                      ===========       ============


[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                       COFI IS AN EXCESS ASSET GENERATOR

              PORTFOLIO MIX REFLECTS EMPHASIS ON ENERGIZED ASSETS

                        5/31/98           12/31/97
                     -------------      --------------
Single Family        $  8.4 B  62%      $    8.4 B 66%
Energized assets        5.2 B  38%           4.3 B 34%
                     -------------      --------------
                     $ 13.6 B           $   12.7 B
                     =============      ==============

[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                   OPERATIONAL RESULTS OF RECENT ACQUISITIONS

                              MICHIGAN STATISTICS

                    COFI/FirstFed merger completed 10/31/95

                                           1ST 5 MONTHS
                                    -------------------------
                                        1995           1998
                                    -----------    ----------
Mortgage loan originations          $     178 M    $    686 M
- Rank in market                           #6            #2
Consumer loan originations          $       2 M         283 M
# new checking accounts                     5 K          28 K
Net checking acct fees/acct         $      59           114

[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                   OPERATIONAL RESULTS OF RECENT ACQUISITIONS

                              NEW YORK STATISTICS

                    COFI/RCSB merger completed 10/3/97

                                           1ST 5 MONTHS
                                    -------------------------
                                       1997           1998
                                    -----------    ----------
Mortgage loan originations          $      44 M    $    150 M
- Rank in Market                           #9            #1
Consumer loan originations          $      32 M         113 M
# new checking accounts                     9 K          15 K
Net checking acct fees/acct         $      51            60

[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                              PRO FORMA HIGHLIGHTS

                             BASED ON 1ST QTR 1998

                                                               PRO FORMA
                             COFI             ALBK             COMBINED*
                           --------          -------           ---------
ROAA                          1.28%            .98%                1.31%
ROAE                         18.00%          10.96%               17.59%
Equity to assets              7.37%           8.97%                7.65%
Book value/share            $11.19          $28.54               $11.55
NPA ratio                      .38%            .92%                 .48%
Efficiency ratio                45%             58%                  44%
Net yield, 1st Qtr            2.98%           3.95%                3.14%
Loans/deposits                 122%             79%                 111%


*Assumes annual cost saves of 30% are fully phased in

[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                               BALANCE SHEET ($B)

                                                               PRO FORMA
                              COFI              ALBK           COMBINED
                           ---------         ---------         ---------
Net loans and leases       $    12.8         $     2.8         $    15.6
MBS & investments                6.1               1.0               7.1
Other assets                      .5                .3                .8
                           ---------         ---------         ---------
  Total assets             $    19.4         $     4.1         $    23.5
                           =========         =========         =========

Deposits                   $    10.5         $     3.5         $    14.0
Borrowings                       7.0                .1               7.1
Other                             .5                .1                .6
                           ---------         ---------         ---------
  Total liabilities             18.0               3.7              21.7
                           ---------         ---------         ---------
  Total equity                   1.4                .4               1.8
                           ---------         ---------         ---------
  Total liabilities &
    equity                 $    19.4         $     4.1         $    23.5
                           =========         =========         =========


[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]

                             IMPACT OF COMBINATION

- Creates major New York franchise

  - strong market share

  - low-cost deposits

  - high % core

- Significant revenue growth potential

- Outstanding asset quality

- Substantial excess capital


[CHARTER ONE FINANCIAL, INC. (R)-LOGO]    [ALBANK FINANCIAL CORPORATION-LOGO]